Subsequent Event	9 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
Subsequent Event

Note 13. Subsequent Event:

Prior to the Company’s September 30, 2024 continuance to Bermuda, it was domiciled in Alberta, Canada as Gold Reserve Inc. (GRI). In November 2024, the Company received a letter (the “Proposal Letter”) from the CRA advising that, subject to submissions by the Company, the CRA proposes to reassess GRI to include in its income certain amounts, including amounts in respect of the Award and/or the Settlement Agreement. The Proposal Letter proposes multiple alternative bases of assessment, in respect of the 2014, 2016, 2017 and 2018 taxation years of GRI. The maximum potential income inclusion amounts as set out in the Proposal Letter are the full amount of the 2014 Arbitral Award of $740.3 million, the Mining Data sales proceeds of $240 million, a Cdn $50.1 million 2017 shareholder benefit and a Cdn $163.2 million 2018 shareholder benefit (exclusive of interest); however these amounts do not take into account any deductions or adjustments that may be available to the Company to reduce the amount of the proposed income inclusions. The CRA has delayed reassessment of the above proposed audit adjustments to January 31, 2025 to provide the Company an opportunity to respond to the Proposal Letter.

The Company is preparing to defend its previous tax filing positions and assessing the potential outcomes of this matter. The Company will respond to the Proposal Letter and, failing a resolution of the matter, the CRA may proceed to issue a notice of reassessment. If the CRA reassesses the Company as described in the Proposal Letter, the Company will have 90 days from the issuance of the notice of reassessment to prepare and file a notice of objection which would be reviewed by CRA’s Appeals Division. At that time, the Company would be required to pay 50% of the assessed tax liability and interest in order to preclude CRA from initiating collections action. This payment, if made, would have a material adverse impact on the financial position of the Company and may lead to substantial doubt about the Company’s ability to continue as a going concern. If the CRA is not in agreement with the Company’s notice of objection, within the prescribed period, the Company would have the right to appeal to the Tax Court of Canada. If a notice of reassessment is received, the Company currently estimates that the ultimate resolution of the matter may take two to four years. If the Company is ultimately successful in defending its position, then any taxes, interest and penalties paid to CRA would be refunded plus interest. If CRA is successful, then any taxes payable plus interest and any penalties would have to be remitted. This would have a material adverse impact on the financial position of the Company and may lead to substantial doubt about the Company’s ability to continue as a going concern.

Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the CRA tax examinations to which we are currently subject will result in favorable outcomes.